UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2013

CHESAPEAKE LODGING TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-34572	27-0372343
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1997 Annapolis Exchange Parkway, Suite 410 Annapolis, MD		21401
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (410) 972-4140

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

At-The-Market Offering Program

On September 6, 2013, Chesapeake Lodging Trust (the “Trust”) and Chesapeake Lodging, L.P. entered into separate On Demand Sales Agreements (the “Sales Agreements”) with each of Robert W. Baird & Co. Incorporated and JMP Securities LLC (each, an “Agent” and together, the “Agents”), pursuant to which the Trust may sell common shares of beneficial interest, par value $0.01 per share, up to an aggregate gross sales price of $100,000,000 from time to time (the “Shares”) through the Agents as the Trust’s sales agents.

The Shares sold in the offering will be issued pursuant to a prospectus dated September 11, 2012, and a prospectus supplement to be filed with the Securities and Exchange Commission (the “SEC”), in connection with one or more offerings of shares under the Trust’s shelf registration statement on Form S-3 (Registration No. 333-183280) filed with the SEC on August 13, 2012, and declared effective by the SEC on September 11, 2012. Sales of the Shares made pursuant to the Sales Agreements, if any, may be made in negotiated transactions or by means of ordinary brokers’ transactions on the New York Stock Exchange at market prices, in block transactions, or as otherwise agreed by the applicable Agent and the Trust. Each Agent will be entitled to compensation that will not exceed 2.0% of the gross sales price of all Shares sold through it as the Trust’s sales agent under the applicable Sales Agreement.

The Trust made certain customary representations, warranties and covenants in each of the Sales Agreements and also agreed to indemnify the Agents against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Copies of the Sales Agreements are filed as Exhibit 1.1 and Exhibit 1.2, respectively, to this Current Report on Form 8-K, and the description of the material terms of the Sales Agreements in this Item 8.01 is qualified in its entirety by reference to such Exhibits, which are incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Additional Material U.S. Federal Income Tax Considerations

The following supplements the discussion of the material U.S. federal income tax considerations of an investment in the Trust’s shares that was presented under Item 8.01 in the Trust’s Current Report on Form 8-K, filed with the SEC on May 24, 2013.

Information reporting and backup withholding tax applicable to shareholders—Non-U.S. shareholders—Withholding on payments to certain foreign entities.

The delayed effective date for withholding under the Foreign Account Tax Compliance Act has been extended, pursuant to Notice 2013-43, 2013-31 I.R.B., to July 1, 2014 from January 1, 2014.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The exhibits to this Current Report on Form 8-K are listed in the Exhibit Index, which appears elsewhere herein and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2013	CHESAPEAKE LODGING TRUST

	By:	/s/ Graham J. Wootten
Graham J. Wootten
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	On Demand Sales Agreement, dated September 6, 2013, by and among the Trust, the Operating Partnership and Robert W. Baird & Co. Incorporated

1.2	On Demand Sales Agreement, dated September 6, 2013, by and among the Trust, the Operating Partnership and JMP Securities LLC

5.1	Opinion of Hogan Lovells US LLP regarding the legality of the Shares

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)